COMPRESSCO PARTNERS™ L.P.

Partnership Overview Presentation

First Quarter 2013


The Natural Choice in Production Enhancement Services!

Compressco Partners – Forward Looking Statements

Forward Looking Statements

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as "may," "will," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2013, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2012, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: GasJack®, VJack™, ePumper®, Compressco® and Compressco Partners ™ are jointly registered trademarks or trademarks of Compressco Partners Operating, LLC and Compressco Partners Sub, Inc. in the United States and/or other countries.

Compressco Partners – Non-GAAP Financial Measures

Non-GAAP Financial Measures

Compressco Partners includes in this presentation the non-GAAP financial measures EBITDA and distributable cash flow. EBITDA is used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Compressco Partners – Overview

- NASDAQ: GSJK
- Executive offices: Oklahoma City, OK
- Unit price at May 9, 2013: $20.21
- Market capitalization based on $20.21 unit price: $313.1 million
- Yield, based on annualized distribution and $20.21 unit price: 8.4%
- On April 19, 2013 Compressco Partners announced that it would pay a cash distribution attributable to the first quarter of 2013 of $0.425 per outstanding unit
  - This amount represents an increase of $0.005 per outstanding unit over the previous distribution of $0.42 per outstanding unit
  - Distributable cash flow[1] for the first quarter of 2013 was $8.0 million

(1) Non-GAAP financial measures are reconciled to the nearest GAAP measure in the financial data appendix to this presentation.

Company Overview

- Compressco is a provider of compression-based production enhancement services, including both conventional wellhead compression services and unconventional compression services, and, in certain markets, well monitoring and sand separation services. We provide services to a broad base of natural gas and oil exploration and production companies operating throughout many of the onshore producing regions of the United States.
- The GasJack® unit and the VJack™ unit provide production enhancement services on natural gas wells and oil wells, respectively.

GasJack® Unit



VJack™ Unit



Company Overview

- Internationally, we have significant operations in Mexico and Canada and a growing presence in certain countries in South America, Eastern Europe, and the Asia-Pacific region.
- In certain circumstances, in connection with our primary production enhancement services we also provide ongoing well monitoring services and, in Mexico, automated sand separation services. Our well monitoring services consist of ongoing testing and evaluation of wells to determine how our wellhead compression services are optimizing the production from a well.
- We utilize an automated sand separator, a high pressure vessel with automated valve operation functions, at the well to remove solids that would otherwise cause abrasive wear damage to production enhancement and other equipment.

GasJack® Unit



Well Monitoring Equipment



Production Enhancement Services – GasJack® & VJack™ Units

- The compact, 46 horsepower GasJack® unit allows Compressco to perform wellhead compression, liquids separation, and optional gas metering all from one skid
  - Reliable, fuel efficient and easy to transport
  - Low emission – designed to meet all applicable EPA and regulatory standards
- We have introduced 40, 25 and 20 horsepower VJack™ units, which are designed to provide production enhancement services in mature oilfields and in environmentally sensitive markets
  - The VJack™ unit generates zero engine driven emissions
- As of 3/31/13, we had a fleet of 3,843 compressor units, of which 3,149 were being utilized

GasJack® Unit



GasJack® Integral Design



VJack™ Unit



Comprehensive Production Enhancement Solution

Manufacturing

- LEAN compressor manufacturing facilities in Oklahoma City and Calgary
- Ability to produce up to 80 compressors per month

Sales / Service

- In-house marketing and sales team that supports over 400 client relationships
- Compressco provides turnkey production enhancement services

Support

- ePumper® satellite system monitors service well sites 24/7
- Well monitoring and testing
- Automated sand separation services

By virtue of its vertically integrated business model, Compressco can deliver high quality products and services at a competitive cost

Production Enhancement Services – Applications

- Conventional Services – primarily applied to mature gas wells with low formation pressures, but also effectively utilized on newer gas wells that have experienced significant production declines and gas wells characterized by lower formation pressures
  - Production enhancement for dry gas wells and liquid loaded gas wells
  - Backside auto injection systems monitor tubing pressure to redirect gas flow into the casing annulus as needed
- Unconventional Services – used primarily in connection with oil and gas liquids production
  - Vapor recovery captures gas vapors from oil storage tanks
  - Casing gas systems enhance oil production by reducing down-hole pressure

Production Enhancement Is Necessary

Example – Production Volume Well Decline Curve – 2-3/8 Tubing


Volume
781 mcfd
625 mcfd
500 mcfd
Well loaded with fluid
Year One
Year Two
Year Three
Time

Average 20% Decline Per Year

Production Enhancement Is Necessary


Example – Production Volume Well Decline Curve – 2-3/8 Tubing
Volume
781 mcfd
625 mcfd
500 mcfd
Install GasJack (Avg. 126 mcfd benchmark uplift on 2 3/8" tubing)
Well loaded with fluid
Year One
Year Two
Year Three
Average 20% Decline Per Year
Time

Proven Technology Increases Value of Natural Gas & Oil Wells

- Compressco's production enhancement services improve production rates and recoverable reserves of natural gas and oil wells

Case Study: Well Decline Curve, Pre and Post GasJack® Unit Application


GasJack® unit Installed
Daily Rate
1,000
100
10
1
0.1
2003
2004
2005
2006
2007
2008
2009
2010
Time
Natural Gas
Oil

Commodity	Daily Production Pre GasJack®	Daily Production Post GasJack®
Natural Gas (Mcf/d)	30	150
Crude Oil (Bbl/d)	3	20

Backside Auto Injection System (BAIS)


GasJack
COMPRESSORS
N/O
Discharge
Sales and
Liquids
N/C
← Inject
Inject
Discharge →

Case Study

After installation of the GasJack, daily Gas Rate went from 30 Mcfgpd to 70 Mcfgpd, maintaining an average daily rate of 188 Mcfgpd over 22 months. Calculated incremental reserves of 98 MMcf of gas were produced over same period.


Rate/Time Graph

Traditional Vapor Recovery



Gas to Sales
Gas Vapor in Ounces (1-8 oz.)
Slope To
Prevent Liquid
Drop Out
Gas Scrubber
Oil
Oil
Oil
Oil
To Sales
or Booster
Compressor
Heater
Treater
Oil Storage Tanks
GasJack
Well

Vapor Recovery Tower


Gas to
Booster
Compressor
Flash Gas 1 PSIG
Minute Gas in Tanks
(no oxygen in tower)
Heater
Treater
Oil
(to tower)
Oil
Oil
Oil
From
Well
Very Rich Gas
>1800 BTU/cu. ft.
Gas to
Sales
GasJack
To Water Tank

Eliminates Opportunity for Oxygen Ingress

Multi-Stage Flash Gas System


HP Gas to Sales Line
(Direct)
Flash Gas to
GasJack Compressor
From the
Wellhead
500 PSIG
Gas
Oil
Water
Water
Dumps to
Tank or Drain
High Pressure
Separator
(First Stage)
Back Pressure
Control Valve
Drops Pressure
to Average of
40 PSIG
L.P. Gas (Flash)
Oil
Oil to
Production
Tanks
Low Pressure Separator (First Stage)

Casing Gas System


GasJack
COMPRESSORS
Gas
Oil
Check Valve
Sales Line
Gas and Liquids
Liquids from Blowcase
Sucker Rod
Tubing
Casing
Annulus
Pump
PUMPING OIL WELL – LEA CO. NEW MEXICO
CRE_OIL_DAILY
Nov
Dec
Jan
Feb
Mar
2009
2010

Case Study

With the GasJack pulling down the casing pressure from 100psig to 60psig, the Gas Rate went from 200 mcfgpd to 800 mcfgpd and the Oil Rate went from 80 bopd to 150 bopd.

Superior Customer Service and Highly Trained Field Personnel

- Compressco's centralized engineering and well monitoring functions support a network of regional service centers that install, operate, monitor and maintain compressor units
  - Engineering: Houston, TX
  - ePumper® Monitoring System: Oklahoma City, OK and field level
  - Regional service centers are supported by trained field service personnel
- Compressco's service personnel have completed a customer-focused training program and receive ongoing technical and safety training

Compressco's Comprehensive Service Solutions


Repair and Maintenance
Engineering
Installation
Operation
Monitoring

Broad Geographic Presence In Domestic Markets

- Compressco's domestic service area covers most of the onshore producing regions of the United States

Domestic Service Area As Depicted by ePumper® SCADA Telemetry-Based Reporting System



- Compressco is active in most major producing regions
  - Ark-La-Tex
  - Arkoma
  - Fayetteville Shale
  - San Juan Basin
  - Mid-Continent Region
  - Permian Basin
  - South Texas and Gulf Coast
  - Central and Northern Rockies
  - California
  - Marcellus Region
  - Barnett and Fort Worth Basins

International Operations


Canada
United States
Mexico
Venezuela
Argentina
Germany
Poland
Austria
Ukraine
Romania
China
Indonesia
Australia

Compressco Partners – Ownership Structure


TETRA Technologies, Inc.
and its Subsidiaries
Compressco, Inc.
and its Subsidiaries
TETRA International Incorporated
and its Subsidiaries
Public Unitholders
9.5% Limited Partner Interest
17.5% Limited Partner Interest
Compressco Partners GP Inc.
(the General Partner)
73.0% Limited Partner Interest
2.0% General Partner Interest
Compressco Partners, L.P.
(the Partnership)

Financial Data Appendix

Financial Data (unaudited)	Three Months Ended	
	March 31, 2013	March 31, 2012
	(In Thousands)	
Revenues		
Compression and other services	$ 29,679	$ 21,369
Sales of compressors and parts	1,088	1,162
Total revenues	30,767	22,531
Cost of revenues (excluding depreciation and amortization expense)		
Cost of compression and other services	16,769	11,191
Cost of compressors and parts sales	617	608
Total cost of revenues	17,386	11,799
Selling, general and administrative expense	4,606	4,589
Depreciation and amortization	3,473	3,089
Interest (income) expense, net	58	(12)
Other (income) expense, net	(17)	(190)
Income before tax provision	5,261	3,256
Provision for income taxes	722	489
Net income	$ 4,539	$ 2,767

Financial Data Appendix – EBITDA Reconciliation

The following table reconciles net income to EBITDA for the three month periods ended March 31, 2013 and 2012:

	Three Months Ended	
	March 31, 2013	March 31, 2012
	(In Thousands)	
Net income	$ 4,539	$ 2,767
Provision for income taxes	722	489
Depreciation and amortization	3,473	3,089
Interest (income) expense, net	58	(12)
EBITDA	$ 8,792	$ 6,333

Financial Data Appendix – Distributable Cash Flow & Distribution Coverage Ratio

The following table reconciles net income to distributable cash flow and distribution coverage ratio for the three month period ended March 31, 2013:

	Three Months Ended March 31, 2013	
	(In Thousands)	
Net income	$	4,539
Provision for income taxes		722
Depreciation and amortization		3,473
Interest (income) expense		58
EBITDA		8,792
Less:		
Current income tax benefit (expense)		(894)
Maintenance capital expenditures		(165)
Interest expense		(58)
Plus:		
Non-cash cost of compressors sold		42
Equity compensation		322
Distributable cash flow	$	8,039
Cash distribution attributable to period	$	6,739
Distribution coverage ratio		1.19x